                                                                    EXHIBIT 1(d)

                            INCUMBENCY CERTIFICATE

                      NUVEEN FLAGSHIP MULTISTATE TRUST II

On May 20, 1997, the Board of Trustees of the above-named Massachusetts business trust adopted resolutions that increased the size of the Board to nine (9) members effective July 1, 1997, and appointed the following individual as a trustee to fill the newly created vacancy:

                              Judith M. Stockdale
                    Gaylord and Dorothy Donnelley Foundation
                             35 East Wacker Drive
                                  Suite 2600
                            Chicago, Illinois 60601


Mrs. Margaret K. Rosenheim, a trustee of the Fund since its inception, will be retiring from the Board of Trustees effective July 30, 1997 and, as of that date, eight (8) trustees shall constitute the Fund's full Board of Trustees.

Effective July 30, 1997, the following individuals shall constitute all of the Trustees of the Fund:

                            Timothy R. Schwertfeger
                             333 West Wacker Drive
                            Chicago, Illinois 60606

                                Anthony T. Dean
                             333 West Wacker Drive
                            Chicago, Illinois 60606

                                Peter R. Sawers
                               22 The Landmark
                          Northfield, Illinois 60093

                               Lawrence H. Brown
                              201 Michigan Avenue
                           Highwood, Illinois 60040

                             Anne E. Impellizzeri
                              3 West 29th Street
                           New York, New York 10001


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                               Robert P. Bremner
                            3725 Huntington Street
                            Washington, D.C. 20015

                             William J. Schneider
                                Senior Partner
                            Miller-Valentine Group
                                 P.O. Box 744
                              Dayton, Ohio 45401

                              Judith M. Stockdale
                   Gaylord and Dorothy Donnelley Foundation
                             35 East Wacker Drive
                                  Suite 2600
                            Chicago, Illinois 60601



                                      NUVEEN FLAGSHIP MULTISTATE TRUST II


                                         /s/ Gifford R. Zimmerman
                                         -------------------------------
                                         By: Gifford R. Zimmerman
                                             Vice President
                                                 and Assistant Secretary
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                      NUVEEN FLAGSHIP MULTISTATE TRUST II

     In accordance with Article V, Section 2 of the Declaration of Trust of Nuveen Flagship Municipal Trust (the "Trust"), effective January 1, 1997, the size of the Trust's Board of Trustees has been changed to eight (8) in number, and the following persons constitute all of the Trustees of the Trust:

                               Robert P. Bremner
                         3725 Huntington Street, N.W.
                            Washington, D.C. 20015

                               Lawrence H. Brown
                              201 Michigan Avenue
                           Highwood, Illinois 60040

                                Anthony T. Dean
                              333 West Wacker Dr.
                            Chicago, Illinois 60606

                             Margaret K. Rosenheim
                             969 East 60th Street
                            Chicago, Illinois 60637

                                Peter R. Sawers
                               22 The Landmark
                          Northfield, Illinois 60093

                             Anne E. Impellizzeri
                              3 West 29th Street
                           New York, New York 10001

                            Timothy R. Schwertfeger
                             333 West Wacker Drive
                            Chicago, Illinois 60606

                             William J. Schneider
                          4000 Miller-Valentine Court
                                 P.O. Box 744
                              Dayton, Ohio 45401



                                      NUVEEN FLAGSHIP MULTISTATE TRUST II


                                         /s/ Gifford R. Zimmerman
                                         -------------------------------
                                         By: Gifford R. Zimmerman
                                             Vice President and Assistant
                                             Secretary